Exhibit 10.47

Execution Version

AMENDMENT

TO

AGREEMENT TO LEASE

THIS AMENDMENT TO AGREEMENT TO LEASE (this “Amendment”), dated as of May 9, 2011, is by and among Clean Coal Solutions, LLC, a Colorado limited liability company “(“CCS”), AEC-NM, LLC, a Colorado limited liability company (“AEC-NM”), AEC-TH, LLC, a Colorado limited liability company (“AEC-TH”), and GS RC INVESTMENTS LLC, a Delaware limited liability company (“GS RC”). CCS, AEC-NM, AEC-TH and GS RC are sometimes referred to herein, collectively, as the “Parties” and, individually, as a “Party.”

WHEREAS, CCS, AEC-NM, AEC-TH and GS RC entered into that certain Agreement to Lease, dated as of June 29, 2010 and as amended on August 10, 2010 (the “Agreement to Lease”); and

WHEREAS, Goldman, Sachs & Co. (“Goldman Sachs”) and CCS have entered into an Indicative Term Sheet, dated May 5, 2011, pursuant to which, among other things, Goldman Sachs has agreed to cause GS RC to amend the Agreement to Lease as set forth herein.

NOW, TEHREFORE, in consideration of the premises and of the mutual promises, covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendments to Agreement to Lease. The Parties hereby agree to amend the Agreement to Lease as follows:

(a)	Paragraph C in the Recitals of the Agreement to Lease is hereby deleted in its entirety.

(b)	Section 2.4 of the Agreement to Lease is hereby deleted in its entirety and the following is substituted in lieu thereof:

“[Reserved]”

(c)	Section 9.15(b) of the Agreement to Lease is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Lessee may, without the need for consent from Lessor, make an Assignment of this Agreement to any Person (i) succeeding to all or substantially all of its assets, provided such Person has, or its obligations under this Agreement are guaranteed by a Person who has, an Investment Grade rating, or (ii) after December 31, 2019 if the Section 45 Credit for Refined Coal produced by the Facilities has been extended beyond such date; and”

(d)	Each of the following definitions is hereby deleted in its entirety from Annex I of the Agreement to Lease:

“Acceptance Period” has the meaning set forth in Section 2.4.

“Offer Notice” has the meaning set forth in Section 2.4.

“Offer Date” has the meaning set forth in Section 2.4.

“Purchase Notice” has the meaning set forth in Section 2.4.

“Refined Coal Investor” means any Person other than an entity whose primary business, taking into account the business of its Affiliates, is the generation, transmission and sale of electric power and that is regulated as to rate by the public utility commission of any applicable state or jurisdiction.

(e)	Schedule 2.4 to the Agreement to Lease, and all references thereto contained in the Agreement to Lease, is hereby deleted in its entirety.

2. The provisions of the Agreement to Lease, as amended hereby, shall remain in full force and effect and the Parties hereby ratify, confirm and adopt all the terms and provisions of the Agreement to Lease, as amended hereby.

3. This Amendment shall constitute the entire agreement between the Parties relating to the amendment of the Agreement to Lease. No modification of this Amendment or waiver of any provision hereof shall be binding unless the modification or waiver shall be in writing and signed by the Parties to be bound.

4. This Amendment may be executed and delivered (including by facsimile or electronic mail transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment has been signed by each of the Parties as of the date first above written.

CLEAN COAL SOLUTIONS, LLC

By:	/s/ Brian C. Humphrey
Name:	Brian C. Humphrey
Title:	Manager

AEC-NM, LLC

By:	Clean Coal Solutions, LLC, its managing member

By:	/s/ Brian C. Humphrey
Name:	Brian C. Humphrey
Title:	Manager

AEC-TH, LLC

By:	Clean Coal Solutions, LLC, its managing member

By:	/s/ Brian C. Humphrey
Name:	Brian C. Humphrey
Title:	Manager

[SIGNATURE PAGE TO AMENDMENT TO AGREEMENT TO LEASE]

GS RC INVESTMENTS LLC

By:	GSFS INVESTMENTS I CORP., its sole member

By:	/s/ Albert Dombrowski
Name:	Albert Dombrowski
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO AGREEMENT TO LEASE]